www.investorvote.com/THOR Step 1: Go to www.investorvote.com/THOR. Step 2: Click on the icon on the right to view current meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Shareholder Meeting Notice 01T1PC + + Important Notice Regarding the Availability of Proxy Materials for the Thoratec Corporation Shareholder Meeting to be Held on May 21, 2014. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 9, 2014 to facilitate timely delivery. . IMPORTANT ANNUAL MEETING INFORMATION Vote by Internet • Go to www.investorvote.com/THOR • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website 1234 5678 9012 345 NNNNNNNNNNNN NNNNNNNNN NNNNNN C 1234567890 C O Y 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________

Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g Internet – Go to www.investorvote.com/THOR. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. g Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. g Email – Send email to investorvote@computershare.com with “Proxy Materials Thoratec Corporation” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 9, 2014. . Shareholder Meeting Notice Thoratec Corporation’s Annual Meeting of Shareholders will be held on May 21, 2014 at the Company’s executive offices at 6101 Stoneridge Drive, Pleasanton, California 94588, at 8:00 a.m., Pacific Daylight Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR each of the nominees below and FOR Proposals 2, 3, 4, 5, and 6: 1. Election of Directors: 01 - Neil F. Dimick, 02 - Gerhard F. Burbach, 03 - J. Daniel Cole, 04 - Steven H. Collis, 05 - D. Keith Grossman, 06 - William A. Hawkins, III, 07 - Paul A. LaViolette, 08 - Martha H Marsh and 09 - Todd C. Schermerhorn 2. Approval of the amendment to the Company’s Restated Articles of Incorporation concerning limitation of director liability and indemnification of agents. 3. Approval of the Indemnification Agreements. 4. Approval of the amendment and restatement of the Thoratec Corporation Amended and Restated 2006 Incentive Stock Plan. 5. Approval of compensation of the company’s named executive officers. 6. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditors for its fiscal year ending January 3, 2015. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. 01T1PC